WEIHAI HENGDA ELECTRIC MOTOR(GROUP) CO. LTD.

CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2008

ASSETS

JUNE 30, 2008
CURRENT ASSETS:
Cash	$5,031,286
Accounts receivable, net of allowance for doubtful accounts	2,152,549
Notes Receivable	378,487
Inventories	28,827,533
Other receivables - related party	(759,016)
Advances on inventory purchases	83,476
Total current assets	35,714,315

PLANT AND EQUIPMENT, net	22,160,000

OTHER ASSETS:
Long term investment	(4,666,932)
Intangible assets, net of accumulated amortization	1,122,526
Other assets	53,426
Total other assets	(3,490,980)

Total assets	$54,383,335

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$6,619,718
Other payables	4,003,919
Short term loan	5,229,056
Taxes payable	(121,898)
Accrued Other	1,999,874
Total current liabilities	17,730,669

MINORITY INTEREST	1,401,991

Total liabilities	19,132,660

SHAREHOLDERS' EQUITY:
Common Stock	-
Paid-in-capital	8,325,014
Retained earnings	23,114,801
Statutory reserves	3,810,860
Accumulated other comprehensive loss	-
Total shareholders' equity	35,250,675
Total liabilities and shareholders' equity	$54,383,335

The accompanying notes are an integral part of these consolidated statements.

WEIHAI HENGDA ELECTRIC MOTOR(GROUP) CO. LTD.

CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND 2007
(UNAUDITED)

	FOR THE SIX MONTHS ENDED
	JUNE 30, 2008	JUNE 30, 2007

REVENUES	$28,846,027	$18,380,542

COST OF SALES	22,445,362	14,806,035

GROSS PROFIT	6,400,665	3,574,507

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	2,757,486	655,594

INCOME FROM OPERATIONS	3,643,179	2,918,913

OTHER EXPENSE (INCOME), NET
Other income, net	(1,118,627)	(739,291)
Non-operating expense (income), net	7,286	276,287
Interest expense, net	198,189	198,872
Total other expense (income), net	(913,152)	(264,132)

INCOME BEFORE PROVISION FOR INCOME TAXES	4,556,331	3,183,045

PROVISION FOR INCOME TAXES	1,140,790	1,026,120

NET INCOME BEFORE MINORITY INTEREST	3,415,541	2,156,925

MINORITY INTEREST	18,207	-

NET INCOME	3,397,334	2,156,925

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	-	29,766

COMPREHENSIVE INCOME	$3,397,334	$2,186,691

The accompanying notes are an integral part of these consolidated statements.

WEIHAI HENGDA ELECTRIC MOTOR(GROUP) CO. LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2008
(UNAUDITED)

	JUNE 30, 2008	JUNE 30, 2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,397,334	$2,156,925
Adjustments to reconcile net income to cash
provided by (used in) operating activities:
Depreciation	331,335	354,165
Amortization of intangible assets	35,291	25,183
Accounts receivable	2,083,569	1,411,927
Inventories	(145,930)	(4,174,715)
Other receivables	(9,621,239)	-
Other assets	318,403	-
Accounts payable	(8,838)	996,211
Other payables & Accrued Liabilities	-	186,805
Other payables	5,024,969	-
Taxes payable	(1,093,803)	-
Interest payable	(105,477)	-
Net cash provided by operating activities	(867,088)	956,501

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to plant and equipment	(1,573,485)	(253,745)
Additions to intangible	(505,294)	-
Net cash used in investing activities	(2,078,779)	(253,745)

CASH FLOWS FINANCING ACTIVITIES:
Interest of short term loan	-	(215,849)
Net cash provided by (used in) financing activities	-	(215,849)

EFFECTS OF EXCHANGE RATE CHANGE IN CASH	328,894	29,766

INCREASE (DECREASE) IN CASH	(2,616,973)	516,673

Cash and Cash equivalents, beginning of period	7,648,259	5,411,453

Cash and Cash equivalents, end of period	$5,031,286	$5,928,126

The accompanying notes are an integral part of these consolidated statements.

WEIHAI HENGDA ELECTRIC MOTOR(GROUP) CO., LTD.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2007 AND 2008

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Weihai Hengda Electric Group Co., Ltd. (the “Company”) was formed on November 8, 1994, under the corporate laws of the People’s Republic of China (“PRC”). Its primary business is to develop, engineer, manufacture and sell a wide array of industrial rotary motors and their accessories and materials. The Company is located in the City of Wendeng, Shandong Province, PRC.

2. SUMMARY OF SIGNIFICANT ACCOUTING POLICIES

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has included in these interim financial statements all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods.

Basis of presentation

The consolidated financial statements of Weihai Hengda Electric Group Co., Ltd. reflect the accounts of the following majority owned subsidiaries: Weihai Hengda Electric Group Co., Ltd., Wendneg Second Electric Motor Factory, Wendeng Wanda Chemical Products Limited Liability Company, Wendeng Wenbao Electric Motors Limited Liability Company, Wendeng Chengxin Electric Motors Limited Liability Company, and Wendeng Yongheng Electrical Instruments Limited Liability Company.

Cash and cash equivalents

Cash and cash equivalents include cash in hand and cash in deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. The Company had accounts receivable, net of bad debts, of $2,152,549 as of June 30, 2008.

Inventory

Inventory is composed of raw material for manufacturing the electrical equipment, work in process, and finished goods. Inventory is valued at the lower of cost or market value using weighted average method. The management compares the cost of inventory with the market value and allowance is made for writing down the inventory to its market value, if lower. Inventory amounted to $28,827,533 as of June 30, 2008.

Property & equipment

Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives ranging from 5 to 20 years as follows:

Building	20 years
Vehicle	5 years
Office Equipment	5 years
Production Equipment	10 years

Long-lived assets

The Company has adopted Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and the accounting and reporting provisions of APB Opinion No. 30, “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of June 30, 2008, there were no significant impairments of its long-lived assets.

Revenue recognition

The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). All of the Company’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

VAT payable on sales and VAT on purchases amounted to $(121,898) as of June 30, 2008. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government.

Research and development costs

Research and development costs are expensed as incurred.

Income taxes

The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company is subject to PRC Enterprise Income Tax at a rate of 33% on net income before December 31, 2007 and a rate of 25% on net income after January 1, 2008.

Fair value of financial instruments
Statement of financial accounting standard No. 107, “Disclosures about Fair Value of Financial Instruments,” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign currency transactions and comprehensive income (loss)

Assets and liabilities in foreign currency are recorded at the balance sheet date at the rate prevailing on that date. Items of income statement are recorded at the average exchange rate. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income. The functional currency of the Company is Chinese Renminbi.

Segment reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment. The Company consists of one reportable business segment. All of the Company's assets are located in People's Republic of China.

Recent accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. Management believes that this statement does not have impact on its financial statements ended December 31, 2006.

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments”. SFAS No. 155 amends SFAS No 133, “Accounting for Derivative Instruments and Hedging Activities”, and SFAF No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. Management believes that this statement has no impact on the Company’s financial statements as of December 31, 2006.

In June 2005, the EITF reached consensus on Issue No. 05-6, determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its financial position or results of operations.

In March 2006 FASB issued SFAS 156 ‘Accounting for Servicing of Financial Assets’ this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

1.	Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.
2.	Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.
3.	Permits an entity to choose ‘Amortization method’ or Fair value measurement method’ for each class of separately recognized servicing assets and servicing liabilities:
4.
At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a service elects to subsequently measure at fair value.

5.
Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

Management believes that this statement will not have a significant impact on the financial statements.

In September 2006, FASB issued SFAS 157 ‘Fair Value Measurements’. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

In September 2006, FASB issued SFAS 158 ‘Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R)’ This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

3. INTANGIBLE ASSETS

Intangible assets consist of land use rights. The Company is amortizing the intangible assets over 50 year period. The Company evaluates intangible assets for impairment, at least on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss. As of June 30, 2008 no impairment of intangible assets has been recorded.

4. SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid $1,140,790 and $1,026,120 for income tax for six months ended June 30, 2007 and 2008, respectively.

5. STATUTORY COMMON WELFARE FUND

As stipulated by the Company Law of the People’s Republic of China (PRC), net income after taxation can only be distributed as dividends after appropriation has been made for the following:

(i)	Making up cumulative prior years’ losses, if any;

(ii)
Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital;

(iii)
Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's “Statutory common welfare fund”, which is established for the purpose of providing employee facilities and other collective benefits to the Company's employees;

(iv)	Allocations to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

The Company established a reserve for the annual contribution of 5% of net income to the welfare fund.

6. STATUTORY RESERVE

In accordance with the Chinese Company Law (note 9), the Company has allocated 10% of its annual net income, as statutory surplus reserve. Statutory surplus reserve amounted to $3,810,860 as of June 30, 2008.
The Statutory surplus reserve and statutory common welfare fund are aggregated on the balance sheet as Statutory Reserve.

7. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

8. SUBSEQUENT EVENTS

None.